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                                                                   EXHIBIT 10.13
                          SIXTH AMENDMENT TO SUBLEASE

THIS SIXTH AMENDMENT TO SUBLEASE ("this Amendment"), made as of this third day of May 1995 by and between MEDICAL BIOLOGY INSTITUTE, a California nonprofit benefit corporation ("Sublessor") and LIDAK Pharmaceuticals, a California corporation ("Sublessee"), constitutes an amendment to that certain Sublease ("the Sublease") dated December 4, 1989 by and between Sublessor and Sublessee.

WHEREAS, Sublessor and Sublessee are parties to that certain Sublease dated December 4, 1989, respecting certain space in Building 4, Torrey Pines Science Park at 11077 North Torrey Pines Road, La Jolla, California particularly described in the Sublease (Section 1 - Lease Premises).

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Sublessor and Sublessee hereby agree, and amend the Sublease as follows:

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CHANGES TO BASIC SUBLEASE PROVISIONS

6.     Expiration Date:               January 31, 1997

Sublease requested, by letter dated October 30, 1994, to exercise its option to extend Sublease agreement in accord with section 2.2 of the Sublease. Although this section 2.2, as amended effective April 13, 1992, grants an option right to extend for two (2) years from April 30, 1995, the maximum sublease term which can be guaranteed under the Master Lease is to January 31, 1997 or twenty months.
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EFFECTIVE DATE

     The effective date of this Sixth Amendment shall be May 1, 1995.

CONFIRMATION OF EFFECTIVENESS

     Except as amended by this Sixth Amendment, all terms, covenants and provisions of the Sublease and all other Amendments shall remain in full force and effect.

LIDAK PHARMACEUTICALS                   MEDICAL BIOLOGY INSTITUTE
a California corporation                a California nonprofit
                                        benefit corporation
By:  /s/ Bruce W. Nuss                  By:  /s/ Peter E. Kane
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Its: Vice President, C.F.O.             Its: V.P./Administration
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